NASDAQ: DSGR 2023 and 2022 Revised Presentations of Non-GAAP Adjusted Net Income and Non- GAAP Adjusted Diluted EPS by Quarter

Safe Harbor Statement 2 Cautionary Note Regarding Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. Terms such as “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and variations of them and other words and terms of similar meaning and expression (and the negatives of such words and terms) are intended to identify forward-looking statements. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. Distribution Solutions Group (“DSG”) can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and DSG cautions readers not to place undue reliance on such statements, which speak only as of the date made. DSG undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Certain risks associated with DSG’s business are also discussed from time to time in the reports DSG files with the SEC, including DSG’s Annual Report on Form 10-K, DSG’s Quarterly Reports on Form 10-Q and DSG’s Current Reports on Form 8-K, which should be reviewed carefully. In addition, the following factors, among others, could cause actual outcomes and results to differ materially from those discussed in the forward-looking statements: (i) unanticipated difficulties, expenditures or any problems arising in connection with or after the combination of the businesses of Lawson Products, TestEquity and Gexpro Services (the "merger"), which may result in DSG not operating as effectively and efficiently as expected; (ii) the risk that stockholder litigation in connection with the merger or any other acquisition or business combination completed by DSG or any of its subsidiaries results in significant costs of defense, indemnification and liability; and (iii) the risks that DSG may encounter difficulties integrating the business of DSG with the business of other companies that DSG has acquired or may acquire or has otherwise combined with or may otherwise combine with, that DSG may not achieve the anticipated synergies contemplated with respect to any such business or transactions and that certain assumptions with respect to such business or transactions could prove to be inaccurate.

Non-GAAP Financial Measures: Overview 3 The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company's management believes that certain non-GAAP financial measures may provide users of this financial information with additional meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflections of underlying trends of the business because they provide a comparison of historical information that excludes for all periods certain non-operational or non-cash items that impact the overall comparability. See tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. As a result of the April 1, 2022 strategic combination of Lawson Products, Gexpro Services and TestEquity, the Company's financial results are reported under reverse merger accounting treatment as required by generally accepted accounting principles ("GAAP"). Accordingly, Lawson Products results are included only for the periods following the April 1, 2022 merger closing date. GAAP results for the three months ended March 31, 2022 include the combined results of Gexpro Services and TestEquity, and not the results of Lawson Products.

Non-GAAP Financial Measures: Revised Presentation 4 For Q4 2023, the Company began reporting Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted EPS on a different basis than the Company had previously reported these measures for Q1 2022 through Q3 2023. In deriving these non-GAAP financial measures in Q4 2023, the Company made further additional adjustments (the “Further Adjustments”) as follows: • A further adjustment for non-cash acquired intangible amortization expense was included. • The calculation of the tax effect on adjustments was revised to consider the jurisdictional rate of the originating territory of the non-GAAP adjustments. In addition, the Company’s reported Non-GAAP Adjusted Diluted EPS (and reported GAAP Diluted EPS) in Q3 2023 and Q4 2023 reflected a two-for-one stock split that occurred in Q3 2023, while reported Non-GAAP Adjusted Diluted EPS (and reported GAAP Diluted EPS) in prior periods did not reflect the stock split. For comparability with current presentation, the Company is presenting in the tables below: • Its previously reported Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted EPS for Q1 2022 through Q3 2023 on a revised basis to account for the Further Adjustments for those periods, and on a further revised basis to account for the stock split. The revised results presented in the tables below are referred to as “as Revised”.

GAAP to Non-GAAP Reconciliations - Summary 5 (Dollars in thousands, except per share data) (Unaudited) GAAP to Non-GAAP reconciliations on slides 6 and 7.

GAAP to Non-GAAP Quarterly Reconciliations - 2023 6 (Dollars in thousands, except per share data) (Unaudited) References to table footnotes are on slide 8.

GAAP to Non-GAAP Quarterly Reconciliations - 2022 7 (Dollars in thousands, except per share data) (Unaudited) References to table footnotes are on slide 8.

1. Expense (benefit) primarily for stock-based compensation, of which a portion varies with the Company’s stock price. 2. Transaction and integration costs related to the Mergers and other acquisitions. Prior to Q3 2023, costs related to the Mergers and costs related to other acquisitions were reported separately. Prior periods have been revised to conform to current period presentation. 3. Includes severance expense for actions taken in 2023 and 2022, not related to a formal restructuring plan and acquisition related retention expenses for the Hisco acquisition. 4. Represents non-cash acquired intangible amortization expense. Periods prior to Q4 2023 have been revised to conform to current period presentation. 5. Inventory fair value step-up adjustment for Lawson resulting from the reverse merger acquisition accounting and acquisition accounting for additional acquisitions completed by Gexpro Services or TestEquity. 6. Inventory net realizable value adjustment recorded to reduce inventory related to discontinued products where the anticipated net realizable value was lower than the cost reflected in our records. 7. Change in fair value of earnout liabilities are associated with the earnout provisions of the Merger Agreements and other acquisitions. 8. The loss on extinguishment of debt was due to the write-off of previously capitalized financing costs as a result of the debt refinancing related to the Mergers. 9. Other non-recurring costs consist of non-capitalized deferred financing costs incurred in conjunction with the 2023 credit agreement amendment, certain non-recurring strategic projects and other non-recurring items. 10. The calculation of the tax effect on adjustments was revised to consider the jurisdictional rate of the originating territory of the non-GAAP adjustments. Prior periods have been revised to conform to current period presentation. 11. Represents expense related to the deferred tax asset valuation allowance from interest expense limitations under Section 163(j). 12. Share and per share data for all periods presented reflect two-for-one stock split that occurred in Q3 2023. GAAP to Non-GAAP Quarterly Reconciliations-Table Footnotes 8